Exhibit 4.1

INCORPORATED UNDER THE LAWS OF CANADA WORLD HEART TECHNOLOGY for LIFE This certifies that NUMBER WNC2335596 SHARES Is the Registered Holder of ISIN: CA9809054005 CUSIP: 980905400 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF WORLD HEART CORPORATION transferable only on the books of the corporation by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Registrar and Transfer Agent duly authorized by the Corporation. IN WITNESS WHEREOF the corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers. /s/ Jal S. Jassawalla President and CEO /s/ Virginia Schweitzer Secretary DATED: OCTOBER 29, 2008 COUNTERSIGNED AND REGISTERED CIBC MELLON TRUST COMPANY REGISTRAR AND TRANSFER AGENT OR MELLON INVESTOR SERVICES LLC CO-TRANSFER AGENT AND CO-REGISTRAR By: Authorized Signature The shares represented by this certificate are transferable at the office of CIBC Mellon Trust Company in Toronto, Ontario and Mellon Investor Services, LLC in Jersey City, NJ, USA. 84740150 G PROOF – 0053116 SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITE AU VERSO 999999999 G3499520

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK. PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER LA PRESENCE DU FILIGRANE POUR CE FAIRE, PLACER A LA LUMIERE. For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Print name(s) of person(s) to whom the securities are being transferred and the address for the register) shares (number of shares if blank, deemed to be all) of the Company represented by this certificate, and hereby irrevocably constitutes and appoints the attorney of the undersigned to transfer the said securities with full power of substitution in this matter. Dated Signature Guarantee(s)* (the transfer cannot be processed without acceptable guarantees of all signatures) Transferor(s) Signature(s)* * For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP). THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PREVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHARHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (i) THE RIGHTS, PRIVELEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOFAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVELEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.